FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2006

HEALTH BENEFITS DIRECT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	333-123081	98-0438502
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Gateway Drive, Pompano Beach, FL		33069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 944-4447

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Pursuant to Director and Officer Indemnification Agreements entered into with each of Alvin Clemens and Warren V. Musser (each an “Indemnitee”) on January 12, 2006, we have agreed to indemnify each of the Indemnitees to the fullest extent of the law permitted or required by the State of Delaware.

On January 12, 2006, we agreed to terms of employment with Alvin Clemens under which Mr. Clemens was named Executive Chairman of the Company, an executive officer position. Under the two year agreement, Mr. Clemens is to be paid a base salary of $275,000 per year and is entitled to receive such bonus compensation as a majority of the board of directors may determine from time to time.

On December 1, 2005, we entered into a consulting agreement with Alliance Advisors, LLC (“Alliance”) to provide certain financial and public relations consulting services (the “Consulting Agreement”), ratified by our Board of Directors on January 12, 2006. Pursuant to the Consulting Agreement, Alliance will develop, implement, and maintain an ongoing system with the general objective of expanding awareness of our Company among stockholders, analysts, micro-cap fund managers, market makers, and financial & trade publications for a twelve months term. In consideration for the services provided by Alliance, we have agreed to pay Alliance a monthly fee of $8,300 and agreed to issue 100,000 shares of our common stock.

Item 3.02.	Unregistered Sales of Equity Securities

As described in Item 1.01, 100,000 shares of our common stock have been issued to Alliance in consideration of their engagement under the Consulting Agreement. The shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state of the United States, in reliance on the exemption from registration afforded by Section 4(2) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering. In the event that we file a registration statement under the Securities Act, Alliance shall have “piggy-back” registration rights with regard to shares it is issued.

On January 11, 2006, we completed the fifth closing of our private offering of units (the “Units”), and terminated the offering. Each Unit consists of 50,000 shares of our common stock and a detachable, transferable warrant to purchase shares of our common stock, at a purchase price of $50,000 per Unit, to accredited investors pursuant to the terms of a Confidential Memorandum, dated November 21, 2005, as supplemented. Each warrant entitles the holder to purchase 25,000 shares of our common stock at an exercise price of $1.50 per share and expires on the three-year anniversary of the date of issuance, subject to certain redemption provisions. On January 11, 2006, we closed on the sale of $6,450,000 (129 additional Units). We received total gross proceeds from the private placement, through the termination date, of $14,700,000 on sales of a total of 294 Units.

The private placement was made solely to “accredited investors,” as that term is defined in Regulation D under the Securities Act. None of the Units, warrants or common stock, or shares of our common stock underlying such warrants, were registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.

The Keystone Equities Group, L.P. served as placement agent in connection with the private placement. The placement agent received (i) a total cash fee of $558,000 (4% of the gross proceeds), and

(ii) five-year warrants to purchase 735,000 shares (5% of the shares sold in the private placement) of our common stock at an exercise price of $1.50 per share.

We are obligated to file a registration statement with the SEC within ninety (90) days following the date of the closing of the private placement (the “Registration Statement Filing Date”) covering the resale of the shares of common stock issued in the private placement and the shares of common stock issuable upon exercise of the warrants issued in the private placement. If we do not file the registration statement with the SEC by the Registration Statement Filing Date, then we shall make pro rata payments to each purchaser of Units, payable in cash, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate dollar amount of Units purchased by such investor for each thirty (30) day period or pro rata for any portion thereof following the Registration Statement Filing Date by which such registration statement should have been filed for which no registration statement is filed. In addition, if the registration statement is not declared effective by the SEC within ninety (90) days following its filing (the ninetieth (90th) day following the filing of the registration statement is referred to herein as the “Registration Statement Effective Date”), then we shall make pro rata payments to each purchaser of Units, payable in cash or common stock at our election, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate dollar amount of Units purchased by such investor for each thirty (30) day period or pro rata for any portion thereof following the Registration Statement Effective Date that the registration statement has not been declared effective.

Under certain circumstances, we are entitled to defer or delay filing of the registration statement upon the occurrence of certain events, upon our determination that a delay would be in our best interest, and in the event that we are offering our own securities in an underwritten public offering.

Pursuant to our Advisory Agreement with Warren V. Musser, he introduced potential investors to us and provided us with additional services. Under the Advisory Agreement, Mr. Musser may not (a) solicit investors to make any investment, (b) make any recommendations to individuals regarding an investment, or (c) provide any analysis or advice regarding an investment. As consideration for his services Mr. Musser is entitled to receive: (i) a total cash fee equal to $588,000 (4% of the gross proceeds); and (ii) five-year warrants to purchase 735,000 shares (5% of the shares sold in the private placement) of our common stock at an exercise price of $1.50 per share. Prior to commencement of the offering, Mr. Musser discussed with the Company his appointment to the Board of Directors upon conclusion of the offering as a designee of the investors and placement agent.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Each of our Directors serves for an initial term of two years pursuant to resolutions adopted by our Board of Directors on January 12, 2006.

On January 12, 2006, our Board of Directors set the size of our Board of Directors to seven members, and appointed Warren V. Musser to fill the vacancy created thereby. In addition, on January 12, 2006, our Board of Directors appointed Alvin Clemens as Executive Chairman, an executive officer position.

Pursuant to an agreement with our Placement Agent under our offering, the founders and each investor in our private placement offering have agreed to vote their shares of our common stock in favor of directors as follows: three board nominees designated by the founders, whom shall initially be Scott Frohman, Charles Eissa and a third director to be named following closing, three nominees designated by the representatives of the investors, whom shall initially be Alvin Clemens, John Harrison and a third director to be named following closing, and one independent director mutually acceptable to the founders and the investors, whom shall initially be

Paul Soltoff. In addition, Alvin Clemens shall serve as the Chairman of the Board following the initial closing of the offering.

Alvin Clemens has over forty-five years of insurance experience and expertise as an entrepreneur and senior executive. Mr. Clemens was founder, Chairman and CEO of Academy Insurance Group from 1970 to 1985. Academy was a pioneer of direct mass marketing of life and health insurance products and in the early 1970's began selling supplemental health insurance directly over television using celebrities. Academy was also a leader in writing new ordinary (cash value) life insurance products using mass marketing techniques and reached a market capitalization of approximately $500 million. Mr. Clemens also served as Chairman and CEO of Provident American Corporation from 1989-2001. While at Provident, Mr. Clemens founded HealthAxis as a subsidiary of Provident. Provident was a pioneer in utilizing the Internet to make direct sales to insurance customers. Provident grew to a market capitalization of approximately $2 billion. Mr. Clemens has successfully raised capital and negotiated significant agreements with insurance companies and Web portals such as AOL and Lycos to build a substantial Internet marketing organization. Mr. Clemens is a former member of the Board of Directors of the Pennsylvania Insurance Federation. In 1995, Pennsylvania Governor Tom Ridge appointed Mr. Clemens to the Banking and Insurance Transition Team.

Warren V. (Pete) Musser was the founder of Safeguard Scientifics, Inc. Mr. Musser facilitated the formation of Fortune companies, including Comcast, QVC and Novell. He currently serves as Chairman and Co-Chief Executive Officer of Epitome Systems, Inc., Chairman of Telkonet, Inc. (Nasdaq: TKO - News), and is a member of the board of directors of Internet Capital Group, NutriSystem, Inc., Zenta Group, Inc., Advantage Entertainment Centeres, Inc. and Health Advocate, Inc. He was also the co-founder of the Eastern Technology Council.

Pursuant to our Non-Employee Directors Stock Option Plan, upon election to the Board of Directors, each director receives a ten-year stock option to purchase 250,000 shares of common stock with an exercise price equal to $1.00 per share, which vests as follows: 100,000 shares on the date of grant; 75,000 shares on the first anniversary of the grant and the remaining 75,000 shares in twelve equal increments at the end of each calendar month thereafter.

Mr. Musser is party to an Advisory Agreement with the Company dated as of November 1, 2005 pursuant to which Mr. Musser has been paid fees in excess of $60,000 and has received warrants to purchase shares of our common stock, as described in Item 3.02. Mr. Harrison, a director, is associated with The Keystone Equities Group, L.P., our placement agent for the offering of Units, as described in Item 3.02.

Item 8.01.	Other Events

On January 12, 2006, the Company issued a press release attached as Exhibit 99.1 to this Form 8-K incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant Certificate (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed November 30, 2005 (the “November 30, 2005 8-K”)).
10.1	Form of Director and Officer Indemnification Agreement with Directors and key officers of the Company.
10.2	Advisory Agreement dated as of November 1, 2005, by and between Health Benefits Direct Corporation and Warren V. Musser (Incorporated by reference to Exhibit 10.25 to the November 30, 2005 8-K).
10.3

Placement Agent Agreement, dated October 19, 2005, by and between Keystone Equities Group, Inc. and Health Benefits Direct Corporation (Incorporated by reference to Exhibit 10.3 to the November 30, 2005 8-K).

10.4

Final Term Sheet, dated as of November 16, 2005, by and among Health Benefits Direct Corporation, Keystone Equities Group, Inc. and Warren V. Musser (Incorporated by reference to Exhibit 10.4 to the November 30, 2005 8-K).

10.5	Form of Private Placement Subscription Agreement (Incorporated by reference to Exhibit 10.5 to the November 30, 2005 8-K).
10.6	Form of Health Benefits Direct Corporation Registration Rights Agreement (Incorporated by reference to Exhibit 10.6 to the November 30, 2005 8-K).
10.7	Health Benefits Direct Corporation Non-Employee Directors Stock Option Plan (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed December 22, 2005).
10.8	Investor Relations Consulting Agreement, dated December 1, 2005, by and among Health Benefits Direct Corporation and Alliance Advisors, LLC.
10.9	Employment Agreement, effective as of January 12, 2005, by and between Alvin Clemens and Health Benefits Direct Corporation.
99.1	Press Release dated January 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 13, 2006	HEALTH BENEFITS DIRECT CORPORATION

	By:	/s/ Scott Frohman
Scott Frohman
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant Certificate (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed November 30, 2005 (the “November 30, 2005 8-K”)).
10.1	Form of Director and Officer Indemnification Agreement with Directors and key officers of the Company.
10.2	Advisory Agreement dated as of November 1, 2005, by and between Health Benefits Direct Corporation and Warren V. Musser (Incorporated by reference to Exhibit 10.25 to the November 30, 2005 8-K).
10.3

Placement Agent Agreement, dated October 19, 2005, by and between Keystone Equities Group, Inc. and Health Benefits Direct Corporation (Incorporated by reference to Exhibit 10.3 to the November 30, 2005 8-K).

10.4

Final Term Sheet, dated as of November 16, 2005, by and among Health Benefits Direct Corporation, Keystone Equities Group, Inc. and Warren V. Musser (Incorporated by reference to Exhibit 10.4 to the November 30, 2005 8-K).

10.5	Form of Private Placement Subscription Agreement (Incorporated by reference to Exhibit 10.5 to the November 30, 2005 8-K).
10.6	Form of Health Benefits Direct Corporation Registration Rights Agreement (Incorporated by reference to Exhibit 10.6 to the November 30, 2005 8-K).
10.7	Health Benefits Direct Corporation Non-Employee Directors Stock Option Plan (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed December 22, 2005).
10.8	Investor Relations Consulting Agreement, dated December 1, 2005, by and among Health Benefits Direct Corporation and Alliance Advisors, LLC.
10.9	Employment Agreement, effective as of January 12, 2005, by and between Alvin Clemens and Health Benefits Direct Corporation.
99.1	Press Release dated January 12, 2006.